Earnings Per Share Data	12 Months Ended
Oct. 29, 2017
Earnings Per Share Data
Earnings Per Share Data

Note O

Earnings Per Share Data

The reported net earnings attributable to the Company were used when computing basic and diluted earnings per share for all years presented. A reconciliation of the shares used in the computation is as follows:

(in thousands)	2017	2016	2015
Basic weighted-average shares outstanding	528,363	529,290	528,143
Dilutive potential common shares	10,753	13,183	12,859

Diluted weighted-average shares outstanding	539,116	542,473	541,002

For fiscal years 2017, 2016, and 2015, a total of 3.7 million, 1.1 million, and 0.9 million weighted-average outstanding stock options, respectively, were not included in the computation of dilutive potential common shares since their inclusion would have had an antidilutive effect on earnings per share.